UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2005

MCGRATH RENTCORP

(Exact name of Registrant as Specified in its Charter)

California	0-13292	94-2579843
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5700 Las Positas Road, Livermore, CA 94551-7800

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (925) 606-9200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

McGrath RentCorp announced on June 1, 2005 that Thomas J. Sauer will be retiring from the Company as Vice President and Chief Financial Officer, effective January 31, 2006. Mr. Sauer will work with the Company on the selection of and transfer of responsibilities to a new chief financial officer.

Item 9.01 Financial Statements and Exhibits.

(c)    Exhibits.

99.1	Press release issued by the Registrant, dated June 1, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McGrath RentCorp

Date: June 2, 2005	By:	/s/ Randle F. Rose
Randle F. Rose
Vice President of Administration and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by the Registrant, dated June 1, 2005.